SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT


Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)              April 1, 2002


                                 OSTEOTECH, INC.
             (Exact name of registrant as specified in its charter)


          Delaware                        0-19278                13-3357370
      (State or other             (Commission file Number)          (IRS
jurisdiction of incorporation)                               Identification No.)


                  51 James Way, Eatontown, New Jersey      07724
             (Address of principal executive offices)    (Zip Code)


Registrant's telephone number, including area code        (732) 542-2800


          -------------------------------------------------------------
          (Former name or former address, if changed since last report)


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                              Item 5. Other Events

On April 1, 2002, Osteotech, Inc. announced that its French subsidiary, OST Developpement SA ("OST"), has entered into a long-term exclusive contractual collaboration with the federal agency of the Republic of Bulgaria responsible for transplant recovery and management. Under this agreement, the Bulgarian Federal Agency for Transplant Management, which is responsible for developing and overseeing all activities related to the recovery, processing and allocation of human organs, tissues, cells and biomaterials for transplantation, will work exclusively with OST in this field. OST is responsible for the recovery and processing of these tissues, cells and biomaterials as well as the allocation and distribution of these anatomical gifts throughout Europe and the rest of the world. The agreement has a term of seven years, with provisions for renewals, and assigns OST the responsibility for determining where and how to arrange for allograft tissue processing and distribution. The agreement also provides for the creation of a Bulgarian subsidiary of OST to carry out the program.

Except for historical information contained herein, the matters discussed in this Form 8-K include forward-looking statements (as such are defined in the Private Securities Litigation Reform Act of 1995) regarding Osteotech's future plans, objectives and expected performance. Any such forward-looking statements are based on assumptions that Osteotech believes are reasonable, but are subject to a wide range of risks and uncertainties and, therefore, there can be no assurances that actual results may not differ materially from those expressed or implied by such forward-looking statements. Factors that could cause actual results to differ materially include, but are not limited to, differences in anticipated and actual product and service introduction dates, the ultimate success of those products in the marketplace, the continued acceptance and growth of current products and services, the impact of competitive products and services, the availability of sufficient quantities of suitable donated tissue and the success of cost control and margin improvement efforts which factors are detailed from time to time in Osteotech's periodic reports (including the Annual Report on Form 10-K for the year ended December 31, 2001) filed with the Securities and Exchange Commission.


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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:  April 1, 2002

                                                     OSTEOTECH, INC.
                                        ----------------------------------------
                                                      (Registrant)


                                        By: /s/ Michael J. Jeffries
                                            ------------------------------------
                                            MICHAEL J. JEFFRIES
                                            Executive Vice President,
                                            Chief Financial Officer
                                            (Principal Financial Officer
                                            and Principal Accounting Officer)